THIS CONSENT AND FIRST AMENDMENT TO AMENDED AND RESTATED
REVOLVING CREDIT AGREEMENT (this "Consent and Amendment"), dated as of April 2, 1999 is entered into by and among Plum Creek Timber Company, L.P., a Delaware limited partnership (the "Company"), Plum Creek Acquisition Partners, L.P., a Delaware limited partnership (the "Operating Partnership"), the several financial institutions from time to time party to the Credit Agreement defined below (collectively, the "Banks"; individually, a "Bank"), Bank of America National Trust and Savings Association, as agent for the Banks ("Agent"), and ABN Amro Bank N.V., Seattle Branch and U.S. Bank National Association, as Senior Co-Agents (collectively, the "Senior Co-Agent").

                                  RECITALS

WHEREAS, the Company, the Banks, the Agent, and the Senior Co-
Agent are parties to the Amended and Restated Revolving Credit
Agreement, dated as of December 13, 1996 (the "Credit Agreement"), pursuant to which the Banks have extended certain credit facilities to the Company.

WHEREAS, the Company proposes to convert its outstanding ownership interests into shares of stock of Plum Creek Timber Company, Inc., a Delaware corporation (the "Corporation"), through a merger (the "Merger") of the Company with and into the Operating Partnership, of which the Corporation is a limited partner and of which Plum Creek Timber I, L.L.C. is the general partner. Prior to the Merger, Plum Creek Manufacturing, L.P. ("Manufacturing") will form Plum Creek Manufacturing Holding Company, Inc. ("Holding") and will contribute a nominal amount to Holding in exchange for 96 percent of Holding's outstanding common stock (which will be non-voting stock), and management of the Company will purchase (the "Management Stock Purchase") the remaining 4 percent of such outstanding common stock (which will be voting stock). Manufacturing and Holding will then form four new Subsidiaries of Holding (the "New Subsidiaries").

WHEREAS, immediately prior to the Merger, the Company proposes that Manufacturing will contribute an undivided 75 percent interest in substantially all of its assets (allocated in varying proportions) to the New Subsidiaries in exchange for 75 percent (valued on a fair market value basis at the time of transfer) of the outstanding capital stock of each of the New Subsidiaries (which stock will be non-voting preferred stock) and will contribute an undivided 25 percent interest in substantially all of its assets to Holding. Immediately thereafter, Holding will contribute such undivided 25 percent interest (allocated in the same proportion as Manufacturing's contribution of its undivided interest) to each of the New Subsidiaries in exchange for 25 percent (valued on a fair market value basis at the time of transfer) of the outstanding capital stock of each of the New Subsidiaries (which stock will be voting common stock).

WHEREAS, the formation of Holding and the New Subsidiaries and the issuance of the capital stock by such entities as described above is herein referred to as the "Facilities Subsidiary Reorganization." The contribution of assets of Manufacturing to Holding and the New Subsidiaries as described above is herein referred to as the "Manufacturing Asset Transfer." Immediately prior to the Merger, the Company will form Plum Creek Southern Timber, L.L.C. ("Southern Timber, L.L.C."), into which the Company will contribute all of its timberlands located in Louisiana and Arkansas in exchange for Southern Timber, L.L.C. assuming (on a joint and several basis) a portion of the indebtedness of the Company. The formation of Southern Timber, L.L.C., transfer of Louisiana and Arkansas timberlands to Southern Timber, L.L.C. and assumption of a portion of the current indebtedness of the Company and future indebtedness of the Operating Partnership by Southern Timber, L.L.C. are herein referred to as the "Southern Timber Transaction."

WHEREAS, immediately following the Merger, Plum Creek Marketing,
Inc. ("Marketing") will become a subsidiary of Manufacturing, with 75 percent of the outstanding capital stock (which will be non-voting preferred stock) owned by Manufacturing and 25 percent of the outstanding capital stock (which will be voting common stock) owned by Holding (the "Marketing Stock Transfer").

WHEREAS, the Company also proposes that Marketing be released as an obligor on the Mortgage Notes and Marketing and the New Subsidiaries will each assume and become obligated in respect of varying percentages of the Indebtedness represented by the Company's 11 1/8% Senior Notes Due June 8, 2007 and the Mortgage Notes (the "Subsidiary Note Assumption"). The foregoing transactions (herein collectively called the "Conversion Transaction") are to be effected (i) as provided in the Agreement and Plan of Conversion (the "Conversion Agreement"), dated as of June 5, 1998, and amended on July 17, 1998, among the Company, the Corporation, and Plum Creek Management Company, L.P. (the sole general partner of the Company), and (ii) as described in the Proxy Statement/Prospectus dated January 28, 1999 (the "Proxy Statement/Prospectus"). After the effectiveness of the Conversion Transaction, the Corporation will elect to be treated as a real estate investment trust for Federal income tax purposes.

WHEREAS, in connection with the Conversion Transaction the Company is requesting certain amendments to, and consents and waivers under and in respect of, the Credit Agreement and the Company, the Banks, and the Agent now hereby wish to amend the Credit Agreement in certain respects, all as set forth in greater detail below.

NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. Capitalized terms used herein and not otherwise defined shall have the meanings assigned in the Credit Agreement, as amended by this Consent and Amendment.

2. Amendment to Credit Agreement. The Credit Agreement is hereby amended as indicated by the blacklined changes shown on the composite, conformed copy of the Credit Agreement attached hereto as Exhibit A.

3. Consent and Waiver.

(a) The Banks signatory hereto hereby consent to the consummation of the Manufacturing Asset Transfer, the Management Stock Purchase, the Marketing Stock Transfer, the Facilities Subsidiary Reorganization, the Conversion Transaction, the Southern Timber Transaction, the Subsidiary Note Assumption, and the formation of Holding and the New Subsidiaries and hereby waive compliance by the Company with the provisions of sections 8.4 (Loans and Investments),
8.5 (Limitation on Indebtedness) (only to the extent necessary to permit Southern Timber, L.L.C. to assume certain indebtedness of the Company in connection with the Southern Timber Transaction), 8.6 (Transactions with Affiliates), 8.8 (Sale of Stock and Indebtedness of Subsidiaries), 8.15 (Issuance of Stock by Subsidiaries), and 8.16 (Amendments) of the Credit Agreement solely for purposes of effectuating (and only to the extent necessary to effectuate) such transactions in the context of consummating the entire Conversion Transaction as described in and contemplated by the Conversion Agreement and the Proxy Statement/Prospectus. The effectiveness of this Consent and Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agent, the Senior Co-Agent, or any of the Banks, nor constitute a waiver of any other provision of this Consent and Amendment or the Credit Agreement.

(b) The Agent and the Banks consent to the execution and delivery by Southern Timber, L.L.C. of an assumption agreement substantially in the form attached hereto as Exhibit B with respect to the Obligations (the "Assumption Agreement"). The Company acknowledges and agrees that no such assumption by Southern Timber, L.L.C. operates to release the Company from its liability for the Obligations, nor shall the Agent or any Lender have any obligation to pursue any claim or remedy against Southern Timber, L.L.C., and that the Company shall at all times remain primarily liable for all Obligations notwithstanding the acceptance of such assumption agreement or any similar agreement by the Agent or the Banks now or in the future.

4. Representations and Warranties. The Company (the term "Company" in this section includes both Plum Creek Timber Company, L.P. and the Operating Partnership as its successor in the Merger) hereby represents and warrants to the Agent and each of the Banks as follows:

(a) The execution, delivery and performance by the Company of this Consent and Amendment and by Southern Timber, L.L.C. of the Assumption Agreement have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable. The Credit Agreement as amended by this Consent and Amendment constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, without defense, counterclaim or offset. The Assumption Agreement constitutes a legal, valid and binding obligation of Southern Timber, L.L.C., enforceable against Southern Timber, L.L.C. in accordance with its terms, without defense, counterclaim or offset.

(b) All representations and warranties of the Company contained in the Credit Agreement are true and correct as though made on and as of the date hereof (except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct as of such earlier date).

(c) The Company is entering into this Consent and Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Agent, any Bank or any other person.

(d) Southern Timber, L.L.C. is a Wholly-Owned Subsidiary.

5. Amendment Fee. In consideration of the execution of this Amendment, the Company agrees to pay to the Agent for the benefit of each Bank that has executed and delivered (by actual delivery or facsimile) this Amendment to the Agent or its counsel by 5:00 p.m. (San Francisco time) on April 2, 1999, an amendment fee equal to 0.10% of the Commitments of such Banks. One-half of such fee shall be payable as a condition to the First Effective Date (as defined below) and one-half shall be payable as a condition to the Effective Date (as defined below).

6. Effective Dates.

(a) The amendments of Sections 8.3 and 8.18 of the Credit
Agreement by virtue of paragraph 2 hereof shall become effective upon the first Business Day after April 2, 1999 upon which each of the following conditions has occurred (the "First Effective Date"):

(i) Majority Banks. Agent shall have received executed counterparts of this Consent and Amendment from the Majority Banks and the Company.

(ii) Payment of Fee. Agent shall have received payment in immediately available funds of one-half of the amendment fee referenced in Section 5 above.

(b) The remaining amendments, consents and waivers set forth in paragraphs 2 and 3 hereof shall become effective at the "Effective Time" (as defined in the Conversion Agreement), subject to each of the following conditions either being fulfilled to the satisfaction of the Majority Banks or waived by the Majority Banks (the "Effective Date"):

(i) First Effective Date. The First Effective Date shall have occurred.

(ii) Opinion of Company's Counsel. Agent shall have received an opinion satisfactory to it from (A) James A. Kraft, General Counsel of the Company, covering such matters incident to the transactions described herein as Agent may reasonably request, and (B) Skadden, Arps, Slate, Meagher & Flom, special tax counsel to the Company and the Corporation in connection with the Conversion Transaction, substantially in the form referenced in Annex I attached to the Proxy Statement/Prospectus and covering such other matters incident to the transactions described herein as Agent may reasonably request. Such opinions shall be addressed to the Banks, shall be dated the date of the Effective Time, and shall be otherwise satisfactory in substance and form to Agent and Agent's counsel.

(iii) Effectiveness of Merger. The Merger shall have become effective in the manner provided for in the Conversion Agreement prior to July 31, 1999. No provision of the Conversion Agreement shall have been amended, nor compliance with any provision thereof, or satisfaction of any condition to the Conversion Transaction set forth therein, shall have been waived without your consent.

(iv) Effectiveness of Note Amendments. The 1994 Senior
Note Agreements, the 1996 Senior Note Agreements, the Note Agreements, and the Mortgage Notes shall have been amended by an amendment agreement in substantially the form of agreements heretofore delivered to Agent by the Company and all amendments, waivers and consents provided for therein shall have become and remain effective.

(v) Costs and Expenses. The Company shall have paid all accrued and unpaid fees, costs and expenses to the extent then due and payable at the Effective Time, together with Attorney Costs of BofA to the extent invoiced prior to or at the Effective Time, together with such additional amounts of Attorney Costs as shall constitute BofA's reasonable estimate of Attorney Costs incurred or to be incurred through the closing proceedings, provided that such estimate shall not thereafter preclude final settling of accounts between the Company and BofA.

(vi) Representations and Warranties; No Default. The representations and warranties contained in Paragraph 4 hereof shall be true in all material respects on and as of the date of the Effective Time; there shall exist on the date of the Effective Time no Event of Default or Default; and the Company shall have delivered to Agent an Officer's Certificate, dated the date of the Effective Time, to both such effects.

(vii) Proceedings. All proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incident thereto shall be satisfactory in substance and form to Agent, and Agent shall have received all such counterpart originals or certified or other copies of such documents as Agent may reasonably request.

(viii) Payment of Fee. Agent shall have received payment in immediately available funds of the remaining one-half of the amendment fee referenced in Section 5 above.

(ix) Assumption Agreement. The Assumption Agreement shall have been duly executed and delivered to the Agent by Southern Timber, L.L.C.

7. Miscellaneous.

(a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect, and all references therein and in the other Loan Documents to the Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Consent and Amendment. This Consent and Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

(b) This Consent and Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Consent and Amendment.

(c) This Consent and Amendment shall be governed by and construed in accordance with the law of the State of California.

(d) This Consent and Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which, when taken together, shall be deemed to constitute but one and the same instrument.

(e) This Consent and Amendment, together with the Credit
Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Consent and Amendment supersedes all prior drafts and communications with respect thereto.

(f) If any term or provision of this Consent and Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Consent and Amendment or the Credit Agreement, respectively.

(g) The Company hereby covenants to pay or to reimburse the Agent, upon demand, for all costs and expenses (including allocated costs of in-house counsel) incurred in connection with the development, preparation, negotiation, execution and delivery of this Consent and Amendment.

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Consent and Amendment as of the date first above written.


PLUM CREEK TIMBER COMPANY, L.P.

By:	PLUM CREEK MANAGEMENT COMPANY, L.P.
its general partner


By: ------------------------------
Name: ----------------------------
Title: ---------------------------

PLUM CREEK ACQUISITION PARTNERS, L.P.
By:	PLUM CREEK TIMBER I, L.L.C.,
its General Partner

By:	PLUM CREEK TIMBER COMPANY, INC.,
its Managing Member


By: ------------------------------
Name: ----------------------------
Title: ---------------------------

BANK OF AMERICA NATIONAL TRUST AND
SAVINGS ASSOCIATION,
as Agent, as a Bank, as the Swingline
Bank and as an Issuing Bank


By: ------------------------------
Name: ----------------------------
Title: ---------------------------

NATIONSBANK, N.A.


By: ------------------------------
Name: ----------------------------
Title: ---------------------------
ABN AMRO BANK N.V., SEATTLE BRANCH
By:	ABN AMRO North America, Inc., as
agent


By: ------------------------------
Name: ----------------------------
Title: ---------------------------

By: ------------------------------
Name: ----------------------------
Title: ---------------------------

U.S. BANK NATIONAL ASSOCIATION


By: ------------------------------
Name: ----------------------------
Title: ---------------------------

THE BANK OF TOKYO-MITSUBISHI, LTD.,
SEATTLE BRANCH


By: ------------------------------
Name: ----------------------------
Title: ---------------------------

UNION BANK OF CALIFORNIA, N.A.


By: ------------------------------
Name: ----------------------------
Title: ---------------------------

CREDIT LYONNAIS NEW YORK BRANCH


By: ------------------------------
Name: ----------------------------
Title: ---------------------------

THE SUMITOMO BANK, LIMITED


By: ------------------------------
Name: ----------------------------
Title: ---------------------------